IMPAIRMENT OF ASSETS	12 Months Ended
Dec. 31, 2024
IMPAIRMENT OF ASSETS
IMPAIRMENT OF ASSETS

NOTE 29 — IMPAIRMENT OF ASSETS

The Company performs tests for impairment of assets, notably goodwill and other long-lived assets, based on projections of discounted cash flows, which take into account assumptions such as: cost of capital, growth rate and adjustments applied to flows in perpetuity, methodology for working capital determination, investment plans, and long-term economic-financial forecasts. The impairment test of these assets are assessed based on the analysis of facts or circumstances that may indicate the need to perform the impairment test and are performed at least annually, for groups of cash generating units containing goodwill, in December, or whenever changes in events or circumstances indicate that the goodwill and other long-lived assets may be impaired.

To determine the recoverable amount of each cash generating unit, the Company uses the discounted cash flow method, using as basis, financial and economic projections for each one. The projections are prepared by taking into consideration observed changes in the economic scenario in the market where the Company operates, as well as assumptions with respect to future results and the historical profitability of each segment.

The Company maintains its monitoring of the steel market in order to identify any deterioration, significant drop in demand from steel consuming sectors (notably automotive and construction), stoppage of industrial plants or significant changes in the economy or financial market that result in increased perception of risk or reduction of liquidity and refinancing capacity.

29.1 Other assets Impairment test

As presented in Note 10, in the second quarter of 2024, due to the lack of expectation of future use of some assets of its industrial plants, the tests performed on other long-lived assets identified losses due to non-recoverability in property, plant and equipment in the amount of R$ 199,627 in the Brazil segment, due to a recoverable value below the carrying amount. These losses were determined based on the difference between the carrying amount of assets and its recoverable amount, which represents their value in use (the greater of the fair value less disposal expenses or their value in use). These losses were recorded as an expense, in the “Impairment of assets” line in the Consolidated Statements of Income

In 2024, 2023 and 2022, no losses due to non-recoverability of other long-lived assets were identified, except for the loss described above.

The post-tax discount rates used for this test are the same as presented in Note 29.2 of the goodwill impairment test.

29.2 Goodwill impairment test

The Company has four operating segments, which represents the lowest level in which goodwill is monitored by the Company. Goodwill balances by business segment are presented in Note 11. In 2024, 2023 and 2022, no impairment losses were recognized for goodwill.

The period for projecting the cash flows for the goodwill impairment test was five years. The assumptions used to determine the value in use based on the discounted cash flow method include analysis prepared in dollars, such as: projected cash flows based on management estimates for future cash flows, exchange rates, discount rates and growth rates. The cash flow projections already reflect a competitive scenario, as well as macroeconomic challenges in some geographies in which the Company operates. The perpetuity was calculated considering stable operating margins, levels of working capital and investments. The perpetuity growth rates considered in the 2024 test were: a) North America: 3% (3% in December 2023); b) Special Steel: 3% (3% in December 2023); c) South America: 3% (3% in December 2023); and d) Brazil: 3% (3% in December 2023).

The post-tax discount rates used were determined taking into consideration market information available on the date of performing the impairment test. The Company adopted distinct rates for each business segment tested with the purpose of reflecting the differences among the markets in which each segment operates, as well as the risks associated to each of them. The post-tax discount rates used were: a) North America: 10.50% (10.25% in December 2023); b) Special Steel: 11.00% (11.00% in December 2023); c) South America: 14.75% (19.00% in December 2023); and d) Brazil 11.75%: (11.75% in December 2023). As required by the accounting standard, the Company made a calculation to determine the discount rates, before income tax and social contribution (gross rate of tax effects) and this calculation resulted in the following discount rates for each segment: a) North America 13.28% (12.99% in December 2023); b) Special Steel: 13.83% (14.04% in December 2023); c) South America: 22.14% (28.44% in December 2023); and d) Brazil: 15.16% (15.06% in December 2023).

Discounted cash flows are compared to the book value of each segment and result in the recoverable amount that exceeded book value as shown below: a) North America: R$ 5,757 million (R$ 6,432 million in 2023); b) Special Steel: R$ 4,493 million (R$ 2,832 million in 2023); c) South America: R$ 1,435 million (R$ 749 million in 2022); and d) Brazil: R$ 2,761 million (R$ 1,678 million in 2022).

The Company performed a sensitivity analysis in the assumptions of discount rate and perpetuity growth rate, due to the potential impact in the discounted cash flows. An increase of 0.5 percentage points in the discount rate of each segment’s cash flow would result in a recoverable amount that exceeded book value as shown below: a) North America: R$ 4,106 million (R$ 5,075 million in 2023); b) Special Steel: R$ 3,495 million (R$ 2,067 million in 2023); c) South America: R$ 1,247 million (R$ 657 million in 2023); and d) Brazil: R$ 1,251 million (R$ 343 million in 2023).

On the other hand, a decrease of 0.5 percentage points in the perpetuity growth rate of the cash flow of each business segment would result in a recoverable amount that exceeded book value as shown below: a) North America: R$ 4,541 million (R$ 5,431 million in 2023); b) Special Steel: R$ 3,767 million (R$ 2,271 million in 2023); c) South America: R$ 1,326 million (R$ 702 million in 2023); and d) Brazil: R$ 1,692 million (R$ 719 million in 2023).

It is important to note that significant events or changes in the outlook may lead to losses due to goodwill recoverability. A combination of the above-mentioned sensitivities in the cash flow of each segment would result in an impairment value exceeding the book value as shown below: North America: R$ 3,055 million (R$ 4,213 million in 2023); b) Special Steel: R$ 2,863 million (R$ 1,578 million in 2023); c) South America: R$ 1,149 million (R$ 614 million in 2023); and d) Brazil: R$ 311 million (lower than the book value by R$ 501 million in 2023).

The Company will maintain over the next year its constant monitoring of the steel market in order to identify any deterioration, significant drop in demand from steel consuming sectors (notably automotive and construction), stoppage of industrial plants or activities significant changes in the economy or financial market that result in increased perception of risk or reduction of liquidity and refinancing capacity. Although the projections made by the Company provide a more challenging scenario than that in recent years, the events mentioned above, if manifested in a greater intensity than that anticipated in the assumptions made by management, may lead the Company to revise its projections of value in use and eventually result in impairment losses.